AMENDMENT TO BUY-SELL AGREEMENT

THIS AMENDMENT TO BUY-SELL AGREEMENT is made as of this ___ day of _________, 2009, by and among CANADA LIFE INSURANCE COMPANY OF AMERICA (“CLICA”), SELIGMAN PORTFOLIOS, INC. (the “Fund”), J. & W. SELIGMAN & CO. INCORPORATED (“JWSI”) and GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY (“GWL&A”), a Colorado life insurer (collectively, the “Parties”). Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Agreement (defined below).

RECITALS

WHEREAS, CLICA, the Fund and JWSI are parties to a Buy-Sell Agreement dated April 26, 2003, as amended, (the “Agreement”) pertaining to the Canada Life of America Variable Annuity Account 2 segregated asset account established by CLICA (the “Separate Account”); and

WHEREAS, GWL&A and CLICA will enter into a merger effective September 30, 2009 whereby GWL&A will be the surviving entity; and

WHEREAS, the Parties desire and agree to replace CLICA with GWL&A as a party to the Agreement; and

WHEREAS, the Parties desire and agree to amend the name of the Separate Account; and

WHEREAS, the Parties desire to amend portions of the Agreement as further described below.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the Parties hereby amend the Agreement as follows:

1.

GWL&A is hereby added as a Party to the Agreement. The Parties to the Agreement, including GWL&A, agree that each representation, warranty, covenant, condition and other provision of the Agreement that is applicable to CLICA will now be applicable to GWL&A.

2.	All references to “Canada Life Insurance Company of America” or “CLICA” in the Agreement shall be replaced with “Great-West Life & Annuity Insurance Company” or “GWL&A” as applicable.
3.	All references to Michigan law, as it applies to CLICA and the Separate Account, shall be replaced with Colorado law.
4.

The Separate Account known as Canada Life of America Variable Annuity Account 2 shall henceforth be named Trillium Variable Annuity Account. All references in the Agreement to Canada Life of America Variable Annuity Account 2 shall be replaced with Trillium Variable Annuity Account.

5.	Any notice provided to GWL&A by any other Party shall be sent to:

Great-West Life & Annuity Insurance Company

Attn: Beverly A. Byrne, Chief Legal Officer

8525 East Orchard Road, 2T3

Greenwood Village, CO 80111

6.	Section 1(A) of the Agreement is deleted in its entirety and replaced with the following:

“The parties acknowledge that the arrangement contemplated by this Agreement is not exclusive and that (i) the Fund’s shares may be sold to separate accounts of insurance companies that are not affiliated with GWL&A or any of its affiliates; and (ii) GWL&A may purchase shares for the Separate Account from entities other than the Fund.”

[Intentionally Left Blank]

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the _____ day of __________, 2009.

GREAT-WEST LIFE AND ANNUITY INSURANCE COMPANY

By its authorized officer,

By:______________________________

Name:

Title:

Date:

CANADA LIFE INSURANCE COMPANY OF AMERICA

By its authorized officer,

By:______________________________

Name:

Title:

Date:

SELIGMAN PORTFOLIOS, INC.

By its authorized officer,

By:______________________________

Name:

Title:

Date:

J. & W. SELIGMAN, INCORPORATED

By its authorized officer,

By:______________________________

Name:

Title:

Date:

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